Texas Gas Transmission Corporation
3800 Frederica Street
P.O. Box 1160
Owensboro, KY 42302




March 1, 1995



Louisville Gas and Electric Company
820 West Broadway
Louisville, Kentucky 40202

Attention: Mr. J. Clay Murphy

Gentlemen:

    Reference is made to the Firm No-Notice Transportation Agreement (Agreement) dated November 1, 1993, as amended, between Texas Gas Transmission Corporation (Texas Gas) and Louisville Gas and Electric Company (LG&E), providing for the transportation of natural gas by Texas Gas for LG&E.

Accordingly, Texas Gas and LG&E hereby desire to amend the Agreement between them as follows:

    A. ARTICLE II, QUANTITY, Sections 2.2, 2.3, and 2.5, for the two-year agreement shall be deleted in their entirety and replaced with the following:

    2.2 The maximum daily quantity of gas which Texas Gas shall be obligated to transport and redeliver to Customer, and which Customer shall be obligated to receive, is Customer's applicable Contract Demand expressed on a seasonal basis as set forth below:


                            Daily
                       Contract Demand              MMBtu/d
                       ---------------              -------
                    Winter                            61,633

                    Summer                            37,000

                    Shoulder Month (April)            49,480

                    Shoulder Month (October)          56,006

    2.3 The above Contract Demand consists of a Nominated Daily Quantity, for which Customer is responsible for scheduling the delivery of gas supplies into Texas Gas's system, and an Unnominated Daily Quantity, which is automatically delivered from storage by Texas Gas to meet Customer's requirements. Those quantities, expressed on a seasonal basis, are set forth below:


                        Nominated
                      Daily Quantity                MMBtu/d
                      --------------                -------
                   Winter                            49,000

                   Summer (except October)           37,000

                   October                           41,000


                        Unnominated
                      Daily Quantity                MMBtu/d
                      --------------                -------
                   Winter                            12,633

                   Shoulder Month (April)             6,316

                   Shoulder Month (October)           8,843

    2.5 The maximum seasonal quantities of gas which Texas Gas shall be obligated to transport and deliver to Customer, and which Customer shall be obligated to receive, are Customer's Seasonal Quantity Entitlements as set forth below:

                          Seasonal
                     Quantity Entitlement          MMBtu/d
                     --------------------          -------
                   Winter                         8,740,000

                   Summer                         5,314,466

    B. ARTICLE II, QUANTITY, Sections 2.2, 2.3, and 2.5, for the five-year agreement shall be deleted in their entirety and replaced with the following:

    2.2 The maximum daily quantity of gas which Texas Gas shall be obligated to transport and redeliver to Customer, and which Customer shall be obligated to receive, is Customer's applicable Contract Demand expressed on a seasonal basis as set forth below:


                           Daily
                      Contract Demand                      MMBtu/d
                      ---------------                      -------
                   Winter                                  61,633

                   Summer                                  37,000

                   Shoulder Month (April)                  49,480

                   Shoulder Month (October)                56,007


         2.3  The above Contract Demand consists of a Nominated Daily
         Quantity, for which Customer is responsible for scheduling the delivery of gas supplies into Texas Gas's system, and an Unnominated Daily Quantity, which is automatically delivered from storage by Texas Gas to meet Customer's requirements. Those quantities, expressed on a seasonal basis, are set forth below:

                           Nominated
                        Daily Quantity               MMBtu/d
                        --------------               -------
                   Winter                            49,000

                   Summer (except October)           37,000

                   October                           41,000

                         Unnominated
                        Daily Quantity               MMBtu/d
                        --------------               -------
                   Winter                            12,633

                   Shoulder Month (April)             6,317

                   Shoulder Month (October)           8,843

    2.5 The maximum seasonal quantities of gas which Texas Gas shall be obligated to transport and deliver to Customer, and which Customer shall be obligated to receive, are Customer's Seasonal Quantity Entitlements as set forth below:

                            Seasonal
                      Quantity Entitlement         MMBtu/d
                      --------------------         -------
                   Winter                         8,740,000

                   Summer                         5,314,667

    C. ARTICLE II, QUANTITY, Sections 2.2, 2.3, and 2.5, for the eight-year agreement shall be deleted in their entirety and replaced with the following:

    2.2 The maximum daily quantity of gas which Texas Gas shall be obligated to transport and redeliver to Customer, and which Customer shall be obligated to receive, is Customer's applicable Contract Demand expressed on a seasonal basis as set forth below:

                           Daily
                      Contract Demand               MMBtu/d
                      ---------------               -------
                   Winter                            61,633

                   Summer                            37,000

                   Shoulder Month (April)            49,480

                   Shoulder Month (October)          56,007

    2.3 The above Contract Demand consists of a Nominated Daily Quantity, for which Customer is responsible for scheduling the delivery of gas supplies into Texas Gas's system, and an Unnominated Daily Quantity, which is automatically delivered from storage by Texas Gas to meet Customer's requirements. Those quantities, expressed on a seasonal basis, are set forth below:

                           Nominated
                        Daily Quantity              MMBtu/d
                        --------------              -------
                   Winter                            49,000

                   Shoulder (except October)         37,000

                   October                           41,000

                          Unnominated
                        Daily Quantity              MMBtu/d
                        --------------              -------
                   Winter                            12,634

                   Shoulder Month (April)             6,317

                   Shoulder Month (October)           8,844


    2.5 The maximum seasonal quantities of gas which Texas Gas shall be obligated to transport and deliver to Customer, and which Customer shall be obligated to receive, are Customer's Seasonal Quantity Entitlements as set forth below:

                             Seasonal
                        Quantity Entitlement       MMBtu/d
                        --------------------       -------

                   Winter                         8,740,000

                   Summer                         5,314,667

    D. ARTICLE XI, SHOULDER MONTH FLEXIBILITY, Section 11.1 shall be deleted in its entirety and replaced with the following:

    11.1 During the Shoulder Months of April and October, Texas Gas will deliver to Customer at the city-gate the Customer's Shoulder Month Contract Demand, which shall, unless otherwise agreed, be the sum of Customer's Summer Contract Demand, Customer's Excess Unnominated Quantity and the applicable percentage as set forth below of Customer's Unnominated Daily Quantity for the Winter Season:

                                                   Percent of
                                                   Unnominated
                   Shoulder Month                 Daily Quantity
                   --------------                 --------------
                   April                                50%

                   October                              70%

         In the event that Customer's Unnominated Seasonal Quantity is available in quantities sufficient to support additional access to Customer's Unnominated Daily Quantity the applicable percentage available to Customer during such Shoulder Month will be as follows:


                        %of Unnominated         % of Unnominated
                       Seasonal Quantity         Daily Quantity
Should Month               Withdrawn               Available
------------               ---------               ---------
April/October                75%                      90%
                             80%                      85%
                             85%                      80%
                             90%                      75%
                             95%                      70%


    Although such Shoulder Month Contract Demand shall be available during any day of the Shoulder Month, it shall only be available for a maximum of fifteen
(15) gas days during such month.

    E. EXHIBIT "A", FIRM POINT(S) OF RECEIPT, shall be deleted in its entirety and replaced with the attached Winter Season - Exhibit "A", FIRM POINT(S) OF RECEIPT and Summer Season - Exhibit "A", FIRM POINT(S) OF RECEIPT.


    F. EXHIBIT"C", SUPPLY LATERAL CAPACITY, shall be deleted in its entirety and replaced with the attached Winter Season - Exhibit "C", SUPPLY LATERAL CAPACITY and Summer Season - Exhibit "C", SUPPLY LATERAL CAPACITY.

    This amendment shall become effective April 1, 1995, and shall remain in force for a term to coincide with the term of the Agreement.

    The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

    Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

    If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.

Very truly yours,

LOUISVILLE GAS AND ELECTRIC       TEXAS GAS TRANSMISSION
  COMPANY                                 CORPORATION


By:                               By:

Title:                                 ATTEST:


AGREED TO AND ACCEPTED this _____ day of _____________, 1995.

                                  Contract No. N0415
                             Winter Season - Exhibit "A"
                               Firm Point(s) of Receipt

                         Louisville Gas And Electric Company
                       Firm No-Notice Transportation Agreement



                                                                                 Daily Firm
                                        Meter                                     Capacity
Lateral Segment              Zone        No.       Name                             MMBtu
-------------------------------------------------------------------------------------------------
North Louisiana Leg

     Carthage-Haughton       1         2102      Champlin                        16,715

     Sharon-East             1         2632      Dubach                          13,455

                             1         8760      Lonewa                          15,000

                             1         2631      Calhoun Plant                   5,000



Southeast Leg

     Blk. 8-Morgan City      SL        2845      Lake Pagie                      3,007

                             SL        9471      Sohio                           5,743

     Henry-Lafayette         SL        2790      Henry Hub                       26,682

     Maurice-Freshwater      SL        2840      UNOCAL-N Fresh Water Bayou      18,829

     Offshore in at Calumet  SL        2550      EI293/308/315                   11,592


South Leg

     Egan-Eunice             SL        9003      Egan                            19,379



                                                                                 Daily Firm
                                        Meter                                     Capacity
Lateral Segment              Zone        No.       Name                             MMBtu
-------------------------------------------------------------------------------------------------

     Offshore in at Egan     SL        2770      Vermilion 267F                  2,116

                             SL        2774      Vermilion 256D                  951

                             SL        9342      Vermilion 255/256E              225

                             SL        2782      Vermilion 267C                  1,254

                             SL        2781      S.S. 247F                       3,592

                             SL        2776      S.S. 248D                       4,811



Southwest Leg


     Lowry-Eunice            SL        9446      NGPL-Lowry                      6,161

W.C. 294

     Enters at ANR-Eunice    SL        9383      WC 293/HI 167/HI 167-166        4,819



HIOS (at ANR-Eunice)

     H.I. 247                SL        9135      WC167/HIOS Mainline             3,800

     H.I. 555                SL        9887      HIA-555/A-557A/A-556            2,000

     H.I. 573                SL        2859      HIA-573B COMPLEX                17,743



Mainline

     Bastrop-North           3         2399      ANR-Slaughters (ref. #8082)     20,000

                             1         9303      Helena #2                       10,000

                             3         9868      U.Cities-Barnsley (ref. #9404)  12,000


    Eunice-Zone SL/1 Line    SL        8147      Mamou (ref. #8046)              2,092

                                      8


                                                                                Daily Firm
                                        Meter                                    Capacity
Lateral Segment              Zone        No.       Name                             MMBtu
-------------------------------------------------------------------------------------------------
   Zone SL/1 Line-Bastrop    1         2020      Arkla-Perryville                20,000

                             1         8063      Pineville (LIG)                 20,000

 This exhibit reflects the combined total receipt point capacity held by Louisville Gas and Electric Company under the 2-year, 5-year and 8-year agreements for Contract No. NO415. Amendments in contract quantities in either the 2-year, 5-year or 8-year agreements will result in an amendment of this exhibit.

                                   Contract No. N0415
                             Summer Season - Exhibit "A"
                               Firm Point(s) of Receipt

                         Louisville Gas And Electric Company
                       Firm No-Notice Transportation Agreement


                                                                              Daily Firm
                                        Meter                                  Capacity
Lateral Segment              Zone        No.       Name                          MMBtu
-------------------------------------------------------------------------------------------------
North Louisiana Leg

     Carthage-Haughton       1         2102      Champlin                        16,715



     Sharon-East             1         2631      Calhoun Plant                   5,000

                             1         8760      Lonewa                          15,000

                             1         2632      Dubach                          13,455



Southeast Leg

     Blk. 8-Morgan City      SL        9471      Sohio                           5,743

                             SL        2845      Lake Pagie                      3,007



     Henry-Lafayette         SL        2790      Henry Hub                       26,682


     Maurice-Freshwater      SL        2840      UNOCAL-N Fresh Water Bayou      18,829


     Offshore in at Calumet  SL        2550      EI293/308/315                   11,592



South Leg

     Egan-Eunice             SL        9003      Egan                            19,379



Southwest Leg

     Lowry-Eunice            SL        9446      NGPL-Lowry                      6,161


                                                                               Daily Firm
                                         Meter                                  Capacity
Lateral Segment              Zone        No.       Name                             MMBtu
-------------------------------------------------------------------------------------------------
W.C. 294

     Enters at ANR-Eunice     SL        9383       WC 293/HI 167/HI 167-166    4,819

HIOS (at ANR-Eunice)

     H.I. 247                 SL        9135       WC167/HIOS Mainline         3,800

     H.I. 555                 SL        9887       HIA-555/A-557A/A-556        2,000

     H.I. 573                 SL        2859       HIA-573B COMPLEX            5,440

Mainline

     Bastrop-North            3         2399       ANR-Slaughters
                                                     (ref. #8082)             20,000

                              1         9303       Helena #2                  10,000

                              3         9868       U.Cities-Barnsley
                                                     (ref. #9404)             12,000


     Eunice-Zone SL/1 Line    SL        8147       Mamou (ref. #8046)          2,092


     Zone SL/1 Line-Bastrop   1         2020       Arkla-Perryville           20,000

                              1         8063       Pineville (LIG)            20,000

This exhibit reflects the combined total receipt point capacity held by Louisville Gas And Electric Company under the 2-year, 5-year, and 8-year agreements for Contract No. N0415. Amendments in contract quantities in either the 2-year, S-year, or 8-year agreements will result in an amendment of this exhibit.

                                  Contract No. NO415
                       Firm No-Notice Transportation Agreement
                              Winter Season-Exhibit "C"
                               Supply Lateral Capacity

                         Louisville Gas and Electric Company


                                                   PREFERENTIAL RIGHTS
SUPPLY LATERAL                                                MMBtu/d

Zone 1 Supply Lateral(s)
------------------------
North Louisiana Leg:                                      50,170
                                                        --------

              Total Zone 1:                               50,170

Zone SL Supply Lateral(s)
-------------------------

East Leg:                                                      0

Southeast Leg:                                            65,853

South Leg:                                                32,328

Southwest Leg:                                            22,648

West Leg:                                                      0

WC-294:                                                    4,819

HIOS:                                                     23,543

                                                        --------
              Total Zone SL:                             149,191
                                                        --------

              Grand Total:                               199,361
                                                        --------
                                                        --------

This exhibit reflects the combined total supply lateral capacity held by Louisville Gas and Electric Company under the 2-year, 5-year and 8-year agreements for Contract No. NO415. Amendments in contract quantities in either the 2-year, 5-year or 8-year agreements will result in an amendment of this exhibit.

                                  Contract No. NO415
                       Firm No-Notice Transportation Agreement
                             Summer Season-Exhibit "C"
                              Supply Lateral Capacity

                        Louisville Gas and Electric Company

                                                PREFERENTIAL RIGHTS
         SUPPLY LATERAL                          MMBtu/d

Zone 1 Supply Lateral(s)
------------------------
North Louisiana Leg:                                      50,170
                                                        --------
             Total Zone 1:                                50,170

Zone SL Supply Lateral(s)
-------------------------

East Leg:                                                      0

Southeast Leg:                                            65,853

South Leg:                                                19,379

Southwest Leg:                                            15,351

West Leg:                                                      0

WC-294:                                                    4,819

HIOS:                                                     11,240
                                                        --------

             Total Zone SL:                              116,642
                                                        --------

             Grand Total:                                166,812
                                                        --------
                                                        --------

This exhibit reflects the combined total supply lateral capacity held by Louisville Gas and Electric Company under the 2-year, 5-year and 8-year agreements for Contract No. NO415. Amendments in contract quantities in either the 2-year, 5-year or 8-year agreements will result in an amendment of this exhibit.